UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2021

KONA GOLD BEVERAGE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-1802546	81-5175120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

746 North Drive, Suite A

Melbourne, Florida 32934

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (844) 714-2224

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
none	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

Acquisition of S and S Beverage Inc.

Kona Gold Beverage, Inc. (“Kona Gold,” “we,” “us,” and “our”), acquired (the “Acquisition”) all of the capital stock of S and S Beverage Inc. (“S and S”). To consummate the Acquisition, we filed a Certificate of Merger with the Wisconsin Department of Financial Institutions (the “Merger Certificate”) on February 1, 2021. A copy of the Merger Certificate is filed with this Current Report on Form 8-K as Exhibit 3.7. On January 22, 2021, (i) Kona Gold, (ii) KGS Temporary Company, Inc. (our “Acquisition Subsidiary”), (iii) S and S, (iv) William J. Stineman and K&L Beverage, LLC, a Wisconsin limited liability company (as the indemnifying S and S shareholders), and (v) Mr. Stineman (as representative of the S and S Shareholders) entered into the Agreement and Plan of Merger (the “Merger Agreement”). S and S merged with and into our Acquisition Subsidiary; S and S was the surviving entity and became our wholly-owned subsidiary. The Merger Agreement contains customary representations, warranties, covenants, and agreements of the parties, including certain indemnification rights in favor of us that are customary for a transaction of this nature and magnitude. The two individual members of K&L Beverage, LLC, agreed to guarantee its indemnification obligations in our favor.

Pursuant to the Merger Agreement, and subject to the terms and conditions contained therein, we acquired all of the shares of capital stock of S and S from the five holders thereof (the “S and S Legacy Shareholders”). In consideration thereof, we issued to them an aggregate of nine million restricted shares of our common stock (the “Acquisition Stock”) on a pro rata basis. We did not grant them any registration rights in respect of the shares of Acquisition Stock. We also agreed to pay an aggregate of $1,050,000 (the “Aggregate Acquisition Payments”), the majority of which is allocated to certain creditors of S and S (including one of the S and S Legacy Shareholders) and approximately $89,000 of which (the “Remaining Acquisition Payments”) is allocated to the S and S Legacy Shareholders on a pro rata basis. $400,000 of the Aggregate Acquisition Payments are scheduled to be paid in the next two weeks. The balance of the Aggregate Acquisition Payments, including the Remaining Acquisition Payments, are scheduled to be paid in monthly installments, in arrears on the tenth calendar day of each month, commencing on March 10, 2021, at a rate equivalent to $2.00 per case of Lemin Superior Lemonade (the product line of S and S) that we sell until the Aggregate Acquisition Payments have been paid in full. In addition to the Aggregate Acquisition Payments, we also assumed and agreed to pay certain other liabilities of S and S as set forth in the Merger Agreement.

The foregoing brief summary description of certain terms and provisions of the Merger Agreement and of the Merger Certificate do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement and of the Merger Certificate, a copy of the form of each of which is attached to this Current Report on Form 8-K, as Exhibit 2.1 and Exhibit 3.7, respectively. Readers are encouraged to read each Exhibit in full for a more comprehensive understanding of the Acquisition.

William J. Stineman (S and S’ former CEO) and OOH LA Lemin

S and S produces and distributes drinks that, until very shortly after the Acquisition was consummated, were called Lemin Superior Lemonade. We are now in the process of rebranding Lemin Superior Lemonade. We are changing its name to “OOH LA Lemin,” designing a new logo for the product, and producing a new can design for the four flavors of Lemin.

Because of the Acquisition, William J. Stineman, S and S’ former chief executive officer, has joined us as our VP of Product Management and Innovation. His role is to assist us in expanding our current brands through Lemin’s national chain and direct store delivery customers, as well as expanding Lemin through our own established network of DSD distributors. Lemin is available around the country in popular chains, such as Kroger’s Wisconsin and Illinois stores, Sheetz, Woodmans, Festival Foods, Plaid Pantry, regional 7-Elevens, and Circle K stores in North Carolina and South Carolina.

Lemin Superior Lemonade is available in four flavors: (i) Original Lemonade (ii) Blue Raspberry Lemonade, (iii) Peach Lemonade, and (iv) Strawberry Lemonade. Lemin has no added sugar, is low in carbs, and has only 15 calories. As S and S characterizes its beverages: “Lemin is lemonade for the modern age.”

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Section 8 – Other Events

Item 8.01 Other Events.

On January 25, 2021, Kona Gold issued a press release announcing the acquisition of S and S. A copy of the press release is furnished to this Current Report on Form 8-K as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The financial statements required by Item 9.01(a) to be filed with this Current Report on Form 8-K will be filed by amendment to this Form 8-K no later than 71 days after the date this initial Current Report on Form 8-K was filed.

(b)	Pro Forma Financial Information.

The pro forma financial statements required by Item 9.01(b) to be filed with this Current Report on Form 8-K will be filed by amendment to this Form 8-K no later than 71 days after the date this initial Current Report on Form 8-K was filed.

(d)       Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger among Kona Gold Beverage Inc., KGS Temporary Company, Inc., S and S Beverage Inc., William J. Stineman and K&L Beverage, LLC (as the indemnifying S and S shareholders), and William J. Stineman (as representative of the S and S Shareholders), dated January 22, 2021.
3.7	Articles of Merger Merging KGS Temporary Company, Inc. with and into S and S Beverage Inc., as filed with the Wisconsin Department of Financial Institutions on February 1, 2021.
99.1	Press release dated January 25, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 5, 2021	Kona Gold Beverage, Inc.

	By:	/s/ Robert Clark
	Name:	Robert Clark
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger among Kona Gold Beverage Inc., KGS Temporary Company, Inc., S and S Beverage Inc., William J. Stineman and K&L Beverage, LLC (as the indemnifying S and S shareholders), and William J. Stineman (as representative of the S and S Shareholders), dated January 22, 2021.
3.7	Articles of Merger Merging KGS Temporary Company, Inc. with and into S and S Beverage Inc., as filed with the Wisconsin Department of Financial Institutions on February 1, 2021.
99.1	Press release dated January 25, 2021.

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